Exhibit 10.2

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 24th day of February, 2006 among:

(a)           CINTAS CORPORATION NO. 2, a Nevada corporation (“Borrower”);

(b)           the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)           KEYBANK NATIONAL ASSOCIATION, as joint lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)           J.P. MORGAN SECURITIES INC. (successor by merger to Banc One Capital Markets, Inc.), as joint lead arranger under the Credit Agreement;

(e)           JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as syndication agent under the Credit Agreement;

(f)            FIFTH THIRD BANK, as co-documentation agent under the Credit Agreement;

(g)           US BANK NATIONAL ASSOCIATION, as co-documentation agent under the Credit Agreement; and

(h)           THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (formerly known as The Bank of Tokyo-Mitsubishi, Ltd.), as co-documentation agent under the Credit Agreement.

WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit Agreement, dated as of May 28, 2004, that provides, among other things, for loans and letters of credit aggregating Three Hundred Million Dollars ($300,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1.             Amendment to Definitions.  Article I of the Credit Agreement is hereby amended to delete the definition of “Applicable Facility Fee Rate”, “Applicable Margin”, “Applicable Utilization Fee Rate”, “Commitment Period”  and “Total Commitment Amount” therefrom and to insert in place thereof, respectively, the following:

“Applicable Facility Fee Rate” shall mean:

(a)           for any date prior to the First Amendment Effective Date, the Applicable Facility Fee Rate in effect prior to the First Amendment Effective Date;

(b)           effective on the First Amendment Effective Date until the first Margin Adjustment Date after the First Amendment Effective Date, seven basis points; and

(c)           commencing on the first Margin Adjustment Date after the First Amendment Effective Date and on each Margin Adjustment Date thereafter, the number of basis points set forth in the following matrix, based upon the S&P Rating or the Moody’s Rating in effect at such time:

Level	S&P Rating	Moody’s Rating	Applicable Basis Points for the Facility Fee
1	A+ or higher	A1 or higher	6.00
2	A	A2	7.00
3	A-	A3	8.00
4	BBB+	Baa1	10.00
5	less than BBB+	less than Baa1	12.50

provided that, notwithstanding anything above to the contrary, (i) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and the difference in Levels is only one Level, then the Applicable Facility Fee Rate shall be based upon the higher of the applicable S&P Rating and Moody’s Rating, (ii) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and such difference is two Levels or more, then the Applicable Facility Fee Rate shall be based upon the Level immediately below the Level determined based on the higher of the S&P Rating and the Moody’s Rating, (iii) if only one of the two ratings (S&P Rating or Moody’s Rating) shall exist, then the existing rating shall determine the Level of the Applicable Facility Fee Rate, and (iv) if neither the S&P Rating nor the Moody’s Rating shall exist, then the Applicable Facility Fee Rate shall be set at Level 5.  Changes to the Applicable Facility Fee Rate shall be immediately effective on each Margin Adjustment Date.  The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof.

“Applicable Margin” shall mean:

(a)           for any date prior to the First Amendment Effective Date, the Applicable Margin in effect prior to the First Amendment Effective Date;

(b)           effective on the First Amendment Effective Date until the first Margin Adjustment Date after the First Amendment Effective Date, eighteen (18) basis points for Eurodollar Loans; and

(c)           commencing on the first Margin Adjustment Date after the First Amendment Effective Date and on each Margin Adjustment Date thereafter, the number of basis points set forth in the following matrix, based upon the S&P Rating or the Moody’s Rating in effect at such time:

Level	S&P Rating	Moody’s Rating	Applicable Basis Points for Eurodollar Loans
1	A+ or higher	A1 or higher	14.00
2	A	A2	18.00
3	A-	A3	27.00
4	BBB+	Baa1	35.00
5	less than BBB+	less than Baa1	50.00

provided that, notwithstanding anything above to the contrary, (i) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and the difference in Levels is only one Level, then the Applicable Margin shall be based upon the higher of the applicable S&P Rating and Moody’s Rating, (ii) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and such difference is two Levels or more, then the Applicable Margin shall be based upon the Level immediately below the Level determined based on the higher of the S&P Rating and the Moody’s Rating, (iii) if only one of the two ratings (S&P Rating or Moody’s Rating) shall exist, then the existing rating shall determine the Level of the Applicable Margin, and (iv) if neither the S&P Rating nor the Moody’s Rating shall exist, then the Applicable Margin shall be set at Level 5.  Changes to the Applicable Margin shall be immediately effective on each Margin Adjustment Date.  The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof.

“Applicable Utilization Fee Rate” shall mean:

(a)           for any date prior to the First Amendment Effective Date, the Applicable Utilization Fee Rate in effect prior to the First Amendment Effective Date;

(b)           effective on the First Amendment Effective Date until the first Margin Adjustment Date after the First Amendment Effective Date, five basis points; and

(c)           commencing on the first Margin Adjustment Date after the First Amendment Effective Date and on each Margin Adjustment Date thereafter, the number of basis points set forth in the following matrix, based upon the S&P Rating or the Moody’s Rating in effect at such time:

Level	S&P Rating	Moody’s Rating	Applicable Basis Points for the Utilization Fee
1	A+ or higher	A1 or higher	5.00
2	A	A2	5.00
3	A-	A3	5.00
4	BBB+	Baa1	5.00
5	less than BBB+	less than Baa1	10.00

provided that, notwithstanding anything above to the contrary, (i) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and the difference in Levels is only one Level, then the Applicable Utilization Fee Rate shall be based upon the higher of the applicable S&P Rating and Moody’s Rating, (ii) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above charts, and such difference is two Levels or more, then the Applicable Utilization Fee Rate shall be based upon the Level immediately below the Level determined based on the higher of the S&P Rating and the Moody’s Rating, (iii) if only one of the two ratings (S&P Rating or Moody’s Rating) shall exist, then the existing rating shall determine the Level of the Applicable Utilization Fee Rate, and (iv) if neither the S&P Rating nor the Moody’s Rating shall exist, then the Applicable Utilization Fee Rate shall be set at Level 5.  Changes to the Applicable Utilization Fee Rate shall be immediately effective on each Margin Adjustment Date.  The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof.

“Commitment Period” shall mean the period from the Closing Date to February 23, 2011, or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof.

“Total Commitment Amount” shall mean (a) for any date prior to the First Amendment Effective Date, the Closing Commitment Amount, and (b) on the First Amendment Effective Date and thereafter, the Maximum Commitment Amount, as such amount may be decreased pursuant to Section 2.9(a) hereof.

2.             Addition to Definitions.  Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:

“First Amendment Effective Date” shall mean February 24,  2006.

“Patriot Act” shall mean Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time.

3.             Addition to Compliance with Laws.  Section 6.3 of the Credit Agreement is hereby amended to add the following new subsections (d), (e) and (f) at the end thereto:

(d)           has ensured that no Person who owns a controlling interest in or otherwise controls a Company is (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, or any other similar lists maintained by OFAC pursuant to any authorizing statute, executive order or regulation, or (ii) a Person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar executive orders;

(e)           is in compliance with all applicable Bank Secrecy Act and anti-money laundering laws and regulations; and

(f)            is in compliance, in all material respects, with the Patriot Act.

4.             Addition to Miscellaneous.  Article X of the Credit Agreement is hereby amended to add the following new Section 10.18 at the end thereof:

Section 10.18.  Patriot Act Notice.  Each Lender and Agent (for itself and not on behalf of any other party) hereby notifies the Credit Parties that, pursuant to the requirements of the Patriot Act, such Lender and Agent are required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow such Lender or Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act.  Borrowers shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by Agent or a Lender in order to assist Agent or such Lender in maintaining compliance with the Patriot Act.

5.             Amendment to Schedule 1.  The Credit Agreement is hereby amended to delete Schedule 1 (Commitment of Lenders) therefrom and to insert in place thereof the new Schedule 1 attached hereto.

6.             Closing Items.  Concurrently with the execution of this Amendment, Borrower shall:

(a)           deliver to Agent, for delivery to each Lender that has requested a Revolving Credit Note, replacement Revolving Credit Notes, in the amounts specified in Schedule 1 to the Credit Agreement;

(b)           cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

(c)           pay all legal fees and expenses of Agent in connection with this Amendment.

7.             Representations and Warranties.  Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy or insolvency laws or similar laws affecting the rights of creditors generally or by general principles of equity.

8.             References to Credit Agreement.  Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

9.             Waiver.  Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

10.          Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11.          Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

12.          Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

13.          Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

CINTAS CORPORATION NO. 2

By:
William C. Gale
Senior Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

J.P. MORGAN SECURITIES INC., as Joint Lead Arranger

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By:
Name:
Title:

Signature Page

1

FIFTH THIRD BANK, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

Signature Page

2

WELLS FARGO BANK NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

Address:	One East Fourth Street	NATIONAL CITY BANK
Cincinnati, Ohio 45202
	Attention: Mary Sue Emerson	By:
Name:
Title:

Signature Page

3

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of February 24, 2006.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

CINTAS CORPORATION	CINTAS CORPORATION NO. 3

By:	By:
Name:	Name:
Title:	Title:

CINTAS CORP. NO. 8, INC.	CINTAS — RUS, L.P.
By: Cintas Corp. No. 8, Inc., its general partner
By:
Name:
Title:	By:
Name:
Title:

CINTAS CORP. NO. 15, INC.	XPECT FIRST AID CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Signature Page

1

CINTAS FIRST AID HOLDINGS CORPORATION	AMERICAN FIRST AID COMPANY

By:	By:
Name:	Name:
Title:	Title:

RESPOND INDUSTRIES, INCORPORATED	AFFIRMED MEDICAL, INC.

By:
Name:
Title:	By:
Name:
Title:

LLT, INC.

By:
Name:
Title:

Signature Page

2

SCHEDULE 1

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	19.50%	$78,000,000	$78,000,000
JPMorgan Chase Bank, N.A.	19.50%	$78,000,000	$78,000,000
Fifth Third Bank	13.00%	$52,000,000	$52,000,000
US Bank National Association	13.00%	$52,000,000	$52,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	13.00%	$52,000,000	$52,000,000
PNC Bank, National Association	6.50%	$26,000,000	$26,000,000
The Northern Trust Company	6.50%	$26,000,000	$26,000,000
Wells Fargo Bank National Association	6.50%	$26,000,000	$26,000,000
National City Bank	2.50%	$10,000,000	$10,000,000
Total Commitment Amount	100%	$400,000,000	$400,000,000

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